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                                                                    EXHIBIT 10.2

          SCHEDULE OF EACH OF THE DIRECTORS AND EXECUTIVE OFFICERS
           OF THE REGISTRANT WITH WHOM THE REGISTRANT HAS ENTERED
                      INTO AN INDEMNIFICATION AGREEMENT



NAME                                            DATE OF AGREEMENT
----                                            -----------------

Howard L. Kirby, Jr.                              June 8, 1996

Laurence L. Sheets                                June 8, 1996

Gilbert H. Hosie                                  June 8, 1996

Michael S. Grzeskowiak                            June 8, 1996

Douglas P. Hoffmeyer                              June 8, 1996

Donald G. Bozeman                                 June 8, 1996

Norman C. Guenther                                June 8, 1996

Theodor A. Maxeiner                               June 8, 1996

Carl M. Mueller                                   June 8, 1996

Henry F. Skelsey                                  June 8, 1996

Frank T. Cary                                     June 8, 1996

William R. Delk                                 April 10, 1996

Bernard F. Sergesketter                         April 10, 1996

Donald R. Hollis                                 July 31, 1996

Harry Crutcher, III                              July 31, 1996

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